NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2001
ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND BOARD COMMITTEES
PRINCIPAL HOLDERS OF VOTING SECURITIES
SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPONENTS OF COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST YEAR AND FISCAL YEAR-END OPTION VALUES
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS
SHAREHOLDER PROPOSAL
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS
OTHER MATTERS
AUDIT COMMITTEE CHARTER

SCHEDULE 14A

(Rule 14a)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MILACRON INC.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held April 24, 2001

       The Annual Meeting of the Shareholders of Milacron Inc. (the “Company”) will be held at the Queen City Club, 331 East 4th Street, Cincinnati, Ohio 45202, on Tuesday, April 24, 2001, at 9:00 A.M., E.D.T., for the following purposes:

1.	To elect three directors;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2001;

3.	To vote on one shareholder proposal; and

4.	To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on February 28, 2001, as the record date for determining the shareholders entitled to notice of and to vote with respect to this solicitation.

      The Annual Report of the Company for the year 2000, containing financial statements, is enclosed.

PLEASE MARK, SIGN AND RETURN THE ENCLOSED

PROXY IN THE ENVELOPE PROVIDED.

By order of the Board of Directors,

Hugh C. O’Donnell Vice President, General Counsel and Secretary

The date of this Proxy Statement is March 23, 2001.

MILACRON INC.

2090 Florence Avenue

Cincinnati, Ohio 45206

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2001

      This Proxy Statement and the accompanying form of proxy card are being mailed to shareholders beginning on or about March 23, 2001, in connection with the solicitation by the Board of Directors of Milacron Inc., a Delaware corporation (the “Company”), 2090 Florence Avenue, Cincinnati, Ohio 45206, of proxies to be used at the Annual Meeting of Shareholders to be held on April 24, 2001, and any adjournment thereof. The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A shareholder who has given a proxy may revoke it at any time before it is voted by voting in person at the meeting, by giving a written notice of revocation to the Secretary of the Company at the address indicated above or by giving a later dated proxy.

      If a choice has been specified by a shareholder with respect to any matter by means of the ballot on the proxy, the shares represented by such proxy will be voted or withheld from voting accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees for Director set forth on the proxy, FOR ratification of appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2001 and AGAINST the shareholder proposal.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and return it promptly in the accompanying envelope in order that your shares may be voted at the meeting.

      Shareholders of record of the Company’s Common Stock, par value $1.00 per share (“Common Stock”), and of its 4% Cumulative Preferred Stock, par value $100 per share (“Preferred Stock”), at the close of business on February 28, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, there were outstanding 60,000 shares of Preferred Stock and 33,354,557 shares of Common Stock.

      Each share of Preferred Stock is entitled to 24 votes. The Company’s Restated Certificate of Incorporation, subject to certain exceptions, provides that each share of Common Stock entitles the holder thereof to ten votes on each matter to be considered at the meeting, except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any share of Common Stock with respect to which there has been a change of beneficial ownership after February 1, 1998. The actual voting power of each holder of Common Stock will be based on information possessed by the Company at the time of the meeting.

      Proxy cards, with text printed in black on white stock, are being furnished to individuals with this Proxy Statement to cover shares of Common Stock with respect to which the Company’s records show beneficial ownership as of February 1, 1998, or thereafter. Proxy cards on white stock with a yellow stripe are being furnished to participants in the Company’s employee stock purchase plan. Each of these cards has at the upper center area of the signature side an indication of the total vote to which the respective individual holder is entitled.

      Shares of Common Stock held of record in the names of banks, brokers, nominees and certain other entities are covered by proxy cards on white stock with a blue stripe. A shareholder who has been a continuous beneficial owner since February 1, 1998, is entitled to ten votes for each share of Common Stock PROVIDED the certification form on the proxy card with the blue stripe is completed. If this certification is not completed, a change of beneficial ownership will, for purposes of this Annual Meeting, be deemed to have occurred after February 1, 1998, with respect to all the shares of Common Stock covered thereby, so that the holder will be entitled to only one vote per share for all such shares.

      For purposes of exercising the pass through voting rights for participants in the Company’s employee benefit plans, and Aeroquip-Vickers’ Savings and Profit Sharing Plan, each participant having shares of Common Stock credited to his or her account will receive a voting direction card on white stock with a pink stripe (the Company’s plan) or a green stripe (the Aeroquip-Vickers’ Plan) to be returned to the Trustee of the respective benefit plan with voting instructions.

      The holders of shares of Common Stock and Preferred Stock entitling them to exercise a majority of the total voting power of the Company’s stock, present in person or by proxy, at the Annual Meeting shall constitute a quorum.

Proxy Solicitation

      The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company in person, by telephone or fax. No additional compensation to such persons will be paid for such solicitation.

      Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Common Stock and Preferred Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee estimated at $15,000, plus reasonable out-of-pocket expenses.

ELECTION OF DIRECTORS

      The shares of the Preferred Stock and the shares of the Common Stock vote together as a single class for the election of Directors. The candidates receiving the greatest number of votes up to the number of Directors to be elected will be elected. Votes withheld from the election of Directors as well as broker non-votes will be counted toward the establishment of quorum, but will have no effect on the election of Directors.

      Under the Company’s By-Laws, the Board of Directors is to consist of a number fixed by the Board, and is not to be less than nine nor more than fifteen members. Currently, the number of Board members is set at ten, divided among three classes.

      The persons named as proxies on the enclosed proxy card (the “Proxy Committee”) intend to vote (unless authority to do so is withheld) for the re-election for a three-year term of three Directors: Harry A. Hammerly, Daniel J. Meyer, and Joseph A. Steger. The three nominees have consented to being named as such and to serve if elected. Mr. Meyer has indicated he expects to retire from the Board during said three-year term.

      In the unexpected event that, prior to the election, any one or more of the nominees shall be unable to serve, the Proxy Committee will vote for the election of such substitute nominees, and for such term or terms as the Board of Directors may propose, and in no event may proxies be voted for more than three Directors.

      The following information is furnished with respect to each nominee for election as a Director and for each other person whose term of office as a Director will continue after the meeting:

DARRYL F. ALLEN Director since 1993 Age 57	Member: Audit Committee Term expires 2003

Mr. Allen is the retired Chairman, President and Chief Executive Officer of Aeroquip-Vickers, Inc., Maumee, Ohio, a world-wide manufacturer and distributor of engineered components and systems for markets which include industrial, automotive, aerospace and defense. Director of Fifth Third Bancorp.

RONALD D. BROWN Director since 1999 Age 47	Term expires 2003

Mr. Brown is President and Chief Operating Officer of the Company and has served in that capacity since September 20, 1999. Prior thereto, he was Senior Vice President-Finance and Administration and Chief Financial Officer from 1998, Vice President-Finance and Administration and Chief Financial Officer from 1997 and Vice President-Finance and Chief Financial Officer from 1993. Mr. Brown has been elected Chairman and Chief Executive Officer of the Company, effective June 1, 2001.

DAVID L. BURNER Director since 1998 Age 61	Member: Audit Committee Term Expires 2002

Mr. Burner is the Chairman, President and Chief Executive Officer of The BFGoodrich Company, Charlotte, North Carolina, a provider of aircraft systems and services, and engineered industrial products, and has served in that capacity since July, 1997. He was Chief Executive Officer from December, 1996, to July, 1997, and President from December, 1995, to January, 1997. Prior to 1997 he was an Executive Vice President of The BFGoodrich Company and the President & Chief Operating Officer of BFGoodrich Aerospace. Director of Progress Energy, Inc., Brush Engineered Materials, Inc., Briggs & Stratton Corporation, and The BFGoodrich Company.

BARBARA HACKMAN FRANKLIN Director since 1996 Age 60	Member: Audit Committee Nominating and Corporate Governance Committee Term expires 2002

Ms. Franklin is President and Chief Executive Officer of Barbara Franklin Enterprises, Washington, D.C., an international consulting and investment firm, and has served in that capacity since January, 1995. Prior thereto, she was an independent director, consultant and lecturer (1993-1995), and in 1992 she served as the 29th U.S. Secretary of Commerce. Director of Aetna, Inc., The DOW Chemical Company, MedImmune, Inc., and Watson Wyatt & Company.

HARRY A. HAMMERLY Director since 1992 Age 67	Member: Audit Committee Nominating and Corporate Governance Committee Term expires 2001, nominee for three-year term

Mr. Hammerly had served for more than five years, until his retirement in 1995, as Executive Vice President of 3M Company, St. Paul, Minnesota, a world-wide manufacturer serving industrial, commercial, health care and consumer markets. Director of Apogee Enterprises, Inc., and BMC Industries, Inc.

DANIEL J. MEYER Director since 1985 Age 64	Member: Executive Committee Term expires 2001, nominee for three-year term

Mr. Meyer is, and has been for more than the past five years, Chairman and Chief Executive Officer of the Company. Director of AK Steel Corporation, Broadwing, Inc., The E.W. Scripps Company and Hubbell Incorporated. Mr. Meyer will retire as Chairman and Chief Executive Officer of the Company on May 31, 2001.

JAMES E. PERRELLA Director since 1993 Age 65	Member: Personnel and Compensation Committee Nominating and Corporate Governance Committee Term expires 2000

Mr. Perrella is the retired Chairman of Ingersoll-Rand Company, Woodcliff Lake, New Jersey, a world-wide manufacturer of machinery and equipment for automotive, construction, energy and general industries. From 1993 to 1999, he was also President and Chief Executive Officer of Ingersoll-Rand Company. Director of Becton, Dickinson and Company, Arvin Meritor, Inc., and Bombardier, Inc.

JOSEPH A. PICHLER Director since 1996 Age 61	Member: Executive Committee Personnel and Compensation Committee Term expires 2002

Mr. Pichler is, and has been for more than the past five years, Chairman of the Board and Chief Executive Officer of The Kroger Co., Cincinnati, Ohio, a food retailer and manufacturer. Director of Federated Department Stores, Inc. and The Kroger Co.

DR. JOSEPH A. STEGER Director since 1985 Age 64	Member: Executive Committee Personnel and Compensation Committee Nominating and Corporate Governance Committee Term expires 2001, nominee for three-year term

Dr. Steger is, and has been for more than the past five years, President, University of Cincinnati. Director of Provident Bancorp, Inc.

HARRY C. STONECIPHER Director since 1991 Age 64	Member: Personnel and Compensation Committee Term expires 2003
Mr. Stonecipher is President and Chief Operating Officer of The Boeing Company, Seattle, Washington, a producer of military and commercial jet aircraft and helicopters as well as missiles, space launch vehicles, and electronic systems, and has served in that capacity since August, 1997. Prior thereto, he was President and Chief Executive Officer of McDonnell Douglas Corporation. Director of The Boeing Company.

BOARD OF DIRECTORS AND BOARD COMMITTEES

Compensation and Benefits

      The Company compensates non-employee Directors by payment of an annual retainer of $35,000. All or a portion of this retainer may be deferred into a Company stock or a cash account under the terms of the Company’s Plan for the Deferral of Directors’ Compensation, with it being required that a minimum of $10,000 be payable in Company stock and credited to a deferred stock account under the plan. The Company also compensates non-employee Directors by payment of a fee of $1,500 for each Board and committee meeting attended. Chairpersons of the Audit Committee, Nominating and Corporate Governance Committee, and Personnel and Compensation Committee also receive an annual retainer of $2,000. In addition, the Directors may elect to be covered by $100,000 of group term life insurance.

      Awards of restricted shares and stock options to Directors are provided for in the 1997 Long-Term Incentive Plan. Ms. Franklin and Messrs. Allen, Burner, Hammerly, Perrella, Pichler, Steger, and Stonecipher each received a stock option grant of 2,000 shares under the Plan in fiscal year 2000.

      The Retirement Plan for Non-Employee Directors was closed on February 6, 1998, with respect to all non-employee Directors beginning their first term on the Board after said date. The non-employee Directors who were not beginning their first term after February 6, 1998, were given the election to continue to participate in the Retirement Plan for Non-Employee Directors or receive the current value of the Director’s projected benefit in a lump sum credited to a deferred stock account under the Company’s Plan for the Deferral of Directors’ Compensation. The Retirement Plan for Non-Employee Directors has a six year vesting requirement with monthly benefits paid for life. For non-employee Directors with ten or more years vested service, the benefit under the Retirement Plan for Non-Employee Directors is equal to one hundred percent of the Director’s base retainer as of the last day of service. A reduced benefit is payable to non-employee Directors with less than ten years vested service.

Board Meetings and Committees

      The Board of Directors held five meetings in 2000. Average attendance by Directors at the aggregate of the Board and committee meetings was 95%. No Director attended fewer than 77% of the aggregate of the meetings of the Board and the committees on which they served.

      The Board of Directors has established four committees with specific responsibilities. The Executive Committee is composed of four members, three non-employee Directors, and one employee Director. The Committee meets only on call and may exercise, in the intervals between meetings of the Board, powers of the Board in the management of the business and affairs of the Company. The Committee held no meetings in fiscal year 2000.

      The Audit Committee is composed of four non-employee Directors. Each member of the Audit Committee is independent of the management of the Company and is free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The Committee reviews with management and the independent auditors the quarterly financial statements and recommends to the Board of Directors the appointment of the independent auditors and meets with members of management, the independent auditors and the internal auditors, both together and privately, to review the annual financial statements, audit coverage and results, the adequacy of internal accounting controls and the quality of financial reporting. The Committee also oversees the Company’s compliance with its policies regarding boycotts and questionable payments and practices. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy as Exhibit A. The Committee held four meetings in fiscal year 2000.

      The Personnel and Compensation Committee is composed of four non-employee Directors. The Committee recommends to the Board of Directors the compensation of the Chairman and the President, reviews the compensation of all corporate officers, reviews management manpower planning and development programs, and administers management incentive programs. The Committee held four meetings in fiscal year 2000.

      The Nominating and Corporate Governance Committee is composed of four non-employee Directors. The Committee oversees corporate governance matters and recommends to the Board of Directors the names of possible nominees for election to the Board. The Committee will consider any recommendation by shareholders of possible Director nominees submitted in writing to the Committee in care of the Secretary of the Company no later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting of Shareholders was mailed. Biographical data and the proposed nominee’s written consent to be named as a nominee must be included. The Committee also recommends the standing and special committees, considers matters relating to corporate governance and provides the Board with materials on matters of Board behavior (i.e., ethics and policies of public concern). The Committee held one meeting in fiscal year 2000.

Shareholder Meetings: Conducting Business And Notice

      At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors or by any shareholder who is entitled to vote with respect thereto and who has given timely notice thereof in writing to the Secretary of the Company not later than the close of business on the 10th day following the day on which notice of the date of the meeting was first mailed. Notice requirements for shareholder proposals at the 2002 Annual Meeting are provided for on page 20.

PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth information, unless otherwise indicated, as of February 28, 2001, concerning the beneficial owners of more than five percent of the Company’s outstanding shares of Common Stock and Preferred Stock. Unless otherwise noted, the individuals or entities named in the table have sole voting and investment power.

Common Stock

Beneficial Owner	Shares	Percent of Outstanding

ICM Asset Management, Inc.	2,021,350	6.0
and James M. Simmons(1)
601 W. Main Avenue, Suite 600
Spokane, WA 99201

Preferred Stock

Beneficial Owner	Shares		Percent of Outstanding

Boston Safe Deposit and Trust Company	11,126		18.54
c/o Mellon Bank N.A
Three Mellon Bank Center, Room 153-3015
Pittsburgh, PA 15259
Trustee — Milacron Employee Benefit Plans
Chase Manhattan Bank, N.A	6,962		11.60
4 New York Plaza, 13th Floor
New York, NY 10004
Empire & Co.	7,154		11.92
Box 328A
Exchange Place Station
69 Montgomery Street
Jersey City, NJ 07303-0328
Bank of New York	6,531		10.88
925 Patterson Plank Road
Secaucus, NJ 07094
Milacron Foundation	3,913		6.52
2090 Florence Avenue Cincinnati, OH 45206
(R. D. Brown, H. A. Hammerly,
D. J. Meyer and J. A. Pichler, Trustees)
James A.D. Geier	3,049	(2)	5.08
5729 Dragon Way, Suite 3
Cincinnati, OH 45227

(1)	ICM Management, Inc. and James M. Simmons have filed a Schedule 13G with the Securities and Exchange Commission with respect to the Company’s Common Stock. The information in the table is based on the information contained in such filing which was for the year ended December 31, 2000.

(2)	Mr. Geier’s beneficial ownership includes 2,821 preferred shares held in estates and trusts for the benefit of others with respect to which Mr. Geier is a fiduciary or has shared voting power, and with respect to which voting power may be delegated to the trustee.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      Set forth in the following table is the beneficial ownership of Common Stock and Preferred Stock as of February 28, 2001, for each of the Directors and of the Executive Officers named in the Summary Compensation Table. No Director or named Executive Officer owns more than one percent of the class shown, except as set forth in the footnotes below.

Name	Common Shares(1)	Preferred Shares

Darryl F. Allen(2)	22,375	0
Ronald D. Brown	160,401	0
David L. Burner(2)	5,388	0
Barbara Hackman Franklin(2)	7,883	0
Harry A. Hammerly(2)	17,099	0
Daniel J. Meyer(3)	528,932	380
James E. Perrella(2)	22,855	0
Joseph A. Pichler(2)	8,536	0
Joseph A. Steger(2)	15,020	0
Harry C. Stonecipher(2)	36,260	0
James R. Christie	92,383	0
Harold J. Faig	159,312	0
Robert P. Lienesch	87,557	0
All Executive Officers and Directors As a Group(4)	1,403,643	380

(1)	The amounts shown include (a) the following shares that may be acquired within 60 days pursuant to outstanding option grants: Mr. Meyer 325,000 shares, Mr. Brown 108,850 shares, Mr. Christie 58,550 shares, Mr. Faig 120,500 shares, Mr. Lienesch 62,200 shares, 6,000 shares each for Messrs. Allen, Hammerly, Perrella, Steger, and Stonecipher, 3,000 shares each for Ms. Franklin and Mr. Pichler, 500 shares for Mr. Burner, and 876,775 shares for all Executive Officers and Directors as a group; (b) the following shares allocated to participant accounts under the Milacron Retirement Savings Plan, according to information furnished by the Plan Trustee: Mr. Meyer 5,026 shares, Mr. Brown 1,140 shares, Mr. Christie 2,959 shares, Mr. Faig 2,182 shares, Mr. Lienesch 1,716 shares, and 22,043 shares for all Executive Officers and Directors as a group; (c) the following shares with shared voting or investment power, and those held by certain members of the individuals’ families as to which beneficial ownership is disclaimed: Mr. Meyer 6,400 shares and Mr. Brown 100 shares; and (d) credits of stock units under the Company’s deferred compensation plan as follows: Mr. Meyer 19,562 units, Mr. Brown 6,871 units, Mr. Christie 6,825 units, Mr. Faig 8,162 units, and Mr. Lienesch 1,716 units.

(2)	The amounts shown include credits of stock units under the Company’s deferred compensation plan for non-employee Directors as follows: Mr. Allen 14,875 units, Mr. Burner 3,888 units, Ms. Franklin 1,366 units, Mr. Hammerly 653 units, Mr. Perrella 12,355 units, Mr. Pichler 836 units, Mr. Steger 7,376 units, and Mr. Stonecipher 4,760 units.

(3)	Mr. Meyer’s beneficial ownership is 1.58% of the common shares outstanding.

(4)	Directors’ and Officers’ beneficial ownership as a group is 4.20% of the common shares (19 persons) and .63% of the preferred shares (1 person) outstanding.

Certain Transactions

      During the year 2000 and through February 28, 2001, the Company had outstanding loans in excess of $60,000.00 to executive officers under the Company’s Employee Stock Loan Program for the purposes of exercising stock options and purchasing stock, and for paying related withholding taxes due as a result of such actions or the lapse of restrictions on restricted stock, all under the Company’s Long-Term Incentive Plans as follows: (1) loans to Mr. Meyer, Chairman and Chief Executive Officer of the Company, carrying interest rates ranging from 5.17% to 7.91% with the largest aggregate amount of indebtedness outstanding at any time during such period being $464,939.38, and the principal balance of all such loans outstanding at the end of the period being $395,482.24; and (2) loans to Mr. Brown, President and Chief Operating Officer of the Company, carrying interest rates ranging from 0.00% to 9.00%, with the largest aggregate amount of indebtedness outstanding at any time during such period being $206,413.22, and the principal balance of all such loans outstanding at the end of the period being $200,636.99.

Stock Loan Programs

      The Employee Stock Loan Program, approved by the Board of Directors of the Company, is applicable to key employees who have received stock options or grants of restricted stock pursuant to the Company’s Long-Term Incentive Plans. This loan program provides loans to employees up to the amount due in cash for the exercise price of the stock options, and/or any required withholding taxes as a result of exercising such options or the lapse of restrictions on restricted stock awards. These loans are to be repaid on terms of regular payments of not more than 10 years unless the related stock is divested by the employee prior to said time, in which case all amounts owing become payable. The interest rates for these loans are established from time to time by the Personnel and Compensation Committee in compliance with Internal Revenue Service guidelines. The interest rate is the applicable Federal rate in effect under Section 1274 (d) of the Internal Revenue Code of 1986, as amended, as of the day on which the loan is made. As of February 28, 2001, the interest rate was 5.48% per annum.

Retirement Benefits

      The calculation of estimated annual retirement benefits under the Company’s regular retirement plan (the “Retirement Plan”), is based upon years of service and average earnings for the highest five consecutive years of service. Earnings include all cash compensation, including amounts received or accrued under the 1996 Short-Term Management Incentive Program, but exclude benefits or payments received under long-term incentive plans or any other employee benefit plan. The Retirement Plan is non-contributory and limits the individual annual benefit to the maximum level permitted under existing law. The credited years of service under the Retirement Plan for the executive officers named in the Summary Compensation Table set forth below are: 31 for Mr. Meyer, 34 for Mr. Faig, 20 for Mr. Brown, and 21 for Mr. Lienesch. Directors who are not officers or employees of the Company are not eligible to participate in the Retirement Plan. Mr. Christie became a participant in the Retirement Plan effective January 1, 2001. Prior to this, he was a participant in the Milacron Retirement Savings Plan (a defined contribution plan).

      The table below shows examples of pension benefits which are computed on a straight life annuity basis before deduction of the offset provided by the Retirement Plan, which depends on length of service and is up to one-half of the primary Social Security benefit:

	Estimated Annual Pension for
Highest Consecutive	Representative Years of Credited Service
Five-Year
Average Compensation	10		15		20		25		30		35 or more

$100,000	$15,000		$22,500		$30,000		$37,500		$45,000		$52,500

$250,000	$37,500		$56,250		$75,000		$93,750		$112,500		$131,250

$500,000	$75,000		$112,500		$150,000	(*)	$187,500	(*)	$225,000	(*)	$262,500	(*)

$750,000	$112,500		$168,750	(*)	$225,000	(*)	$281,250	(*)	$337,500	(*)	$393,750	(*)

$1,000,000	$150,000	(*)	$225,000	(*)	$300,000	(*)	$375,000	(*)	$450,000	(*)	$525,000	(*)

$1,250,000	$187,500	(*)	$281,250	(*)	$375,000	(*)	$468,750	(*)	$562,500	(*)	$656,250	(*)

$1,500,000	$225,000	(*)	$337,500	(*)	$450,000	(*)	$562,500	(*)	$675,000	(*)	$787,500	(*)

(*)	Under existing law, payments of annual benefits in excess of $140,000 may not be made by the Retirement Plan but may be paid directly by the Company, as described in the following paragraph.

      In an effort to attract and retain experienced executives, the Board of Directors approved a program wherein certain officers are guaranteed annual pensions of not less than 52.5% and not more than 64.5% of their highest average pay in a consecutive five-year period (subject to deduction of one-half of the primary Social Security benefit and benefits, if any, from prior employers). Other officers are entitled upon retirement to a pension benefit of not less than that to which they normally would be entitled under the Retirement Plan if there were no cap under existing law. Other officers are entitled to a gross benefit of not less than 52.5% and not more than 60% of their highest average pay in a consecutive three-year period. In all cases, such pensions include the amount payable under the Retirement Plan and are not subject to the maximum limitation imposed on qualified plans such as the Retirement Plan. The Company has agreed to provide certain benefits to Mr. Meyer following his retirement in May, 2001, for limited amounts of time, as follows: off-site office with membership in local business club for up to five years, continued use of company car while still a director of the Company, financial planning and tax assistance for three years, and continuation of outstanding loans for one year under the Company’s Employee Stock Loan Program.

Executive Severance Agreements

      The Company has entered into Executive Severance Agreements (the “Severance Agreements”) with Messrs. Meyer, Faig, Brown, Christie, and Lienesch as well as certain other executive officers (the “Executives”). The Severance Agreements continue through December 31, 2001, and provide that they are to be automatically extended in one year increments (unless notice by the Company is otherwise given) and, in any event, shall continue in effect for a period of two years beyond the term provided if a Change in Control of the Company occurs.

      Generally, a “Change in Control” will be deemed to have occurred if: (i) anyone acquires 20% or more of the outstanding voting stock of the Company; (ii) the persons serving as Directors of the Company as of October 29, 1998, and replacements or additions subsequently approved by a majority of the Board, cease to make up a majority of the Board; (iii) a merger, consolidation, or reorganization occurs after which the stockholders of the Company own less than 66 2/3% of the surviving corporation; (iv) the Company disposes of all or substantially all of its assets; or (v) the stockholders of the Company approve a plan of liquidation or dissolution of the Company.

      The Severance Agreements provide that Executives are entitled to certain benefits following a Change in Control, including: (i) the vesting of all equity-based awards, and (ii) cash payments equal to the value of each Executive’s equity options, maximum incentive award, earned but unpaid annual bonus, and outstanding long-term incentive awards. In the event of a qualifying termination of an

Executive following a Change in Control, an Executive is entitled to additional benefits, including: (i) a portion of the Executive’s maximum incentive award then in effect; (ii) a cash payment of three or two times (depending upon whether or not a Tier I or Tier II Severance Agreement applies) the sum of the Executive’s base salary and highest bonus award; (iii) special supplemental retirement benefits determined as if the Executive had three or two years additional credited service under the Company’s retirement plans; and (iv) continuation of all life, disability and accident insurance, and medical plan coverage for a period of three or two years. Further, if any of these payments would be subjected to the excise tax imposed on excess parachute payments by the Internal Revenue Code, the Company will “gross-up” the Executive’s compensation for all such excise taxes.

PERSONNEL AND COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

To Our Shareholders

      The Company’s Personnel and Compensation Committee of the Board of Directors (the “Committee”) annually reviews and recommends to the full Board compensation levels for the officers of the Company. The Committee consists entirely of Board members who are not employees of the Company.

      The Committee’s primary objective in establishing compensation opportunities for the Company’s officers is to support the Company’s goal of maximizing the value of shareholders’ interest in the Company over a period of time. To achieve this objective, the Committee believes it is critical to:

•	Hire, develop, reward, and retain the most competent executives, and to provide compensation opportunities for executives which are competitive in the marketplace, which includes selected companies in the Performance Graph on page 16 for the S&P 500 and the S&P 500 Diversified Machinery Indexes.

•	Encourage decision-making that enhances shareholder value. The Committee believes that this objective is promoted by providing short-term and long-term incentive opportunities that are tied to performance measures which are payable in cash and/or shares of Company stock.

•	Provide incentive opportunities which link corporate performance and executive pay. The Committee believes in paying executives competitive levels of incentive compensation when annual results add to shareholder value and corporate financial performance expectations are met.

•	Promote a close identity of interests between management and the Company’s shareholders by rewarding positive results through the payment of Company stock when appropriate.

      The Committee reviews the compensation for all corporate officers, including the individuals whose compensation is detailed in the proxy statement. This review is designed to ensure consistency throughout the compensation process. The Committee makes all decisions pertaining to the determination of the Company’s executive compensation plans which promote the objectives detailed above. The Committee believes that the Company’s current compensation programs support the Company’s business mission and contribute to the Company’s financial success. The Committee considers the entire pay package when establishing each component of pay.

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for each of its chief executive officer and four other most highly compensated executive officers. Certain “performance based” compensation is not subject to the limitation of deductibility provided that certain stockholder approval and independent director requirements are met. The Committee takes into account Section 162(m) of the Internal Revenue Code while reviewing its policies with respect to the qualifying compensation paid to its executive officers.

COMPONENTS OF COMPENSATION

Base Salary

      The Committee annually reviews each officer’s base salary. The factors which influence Committee determinations regarding base salary include: job performance, level of responsibilities, breadth of knowledge, prior experience, comparable levels of pay among executives at regional and national market competitors, which include selected companies in the Performance Graph on page 16, and internal pay equity considerations. Base pay data is compared with survey information compiled by independent compensation consulting firms. Increases to salary levels are driven by individual performance. Base salaries are targeted at the market average, after adjusting for company size.

Annual Incentive Compensation

      The Company’s officers, including the CEO, are eligible for an annual cash bonus under its 1996 Short-Term Management Incentive Plan. The corporate and business unit performance measures for bonus payments are based on Value Added whereby return on capital must improve or exceed the cost of capital, thereby enhancing shareholder value at the corporate and/or business unit levels. The Committee, where appropriate and when Value Added is achieved, also considers in its decision to award any annual cash bonus, the accomplishment of financial objectives as well as non-financial performance.

      The 1996 Short-Term Management Incentive Plan provides a balance between the short-term financial goals and long-term objectives of the Company. A corporate Value Added bonus was paid for 2000 and each of the officers named in the Summary Compensation Table received bonuses. In addition, certain business units also met or exceeded their Value Added performance objectives and officers specifically responsible for these operations received bonuses.

      Annual incentive compensation is targeted to the median of the companies surveyed.

Long-Term Incentive Compensation

      The 1997 Long-Term Incentive Plan was approved by shareholders and gives the Committee the authority and discretion to award stock options, restricted stock and performance share awards (collectively referred to as “Awards”) to the Company’s key employees. Awards are granted during the life of the Plan in line with the Company’s industry peer group and are designed to align the interests of executives with those of the shareholders. Under the 1997 Long-Term Incentive Plan, Awards were granted to the Company’s key employees, including its officers. Current stock and option holdings of the officers are not considered when Awards are granted. Stock options have an exercise price equal to the market price of the Common Stock on the date of grant and vest over five years. Restricted stock may not be sold or transferred for a period of three years and, as a general rule, the restricted stock is forfeited if the recipient does not remain in the employ of the Company during the entire three year term. Performance share grants are awarded in the form of restricted shares which may be forfeited or increased, with any increase paid in cash, depending on the growth rate of earnings per share during the three year measurement period. Performance share grants awarded in 1998 for the 1998-2000 Performance Period were forfeited when the earnings per share growth rate target of 12% was not attained. Performance share grants related to the 1999-2001 Performance Period will be forfeited unless a growth rate in earnings per share of at least 12%, compounded annually, is achieved, and will be increased by 50% or 100% if growth rates of basic earnings per common share of at least 15% or 18% respectively, compounded annually, are achieved. Performance share grants related to the 2000-2002 Performance Period will be forfeited unless a growth rate in earnings per share of at least 10%, compounded annually, is achieved, and will be increased by 50% or 100% if growth rates of basic earnings per common share of at least 12% or 15% respectively, compounded annually, are achieved. This approach to long term incentives was designed to focus executives on the creation of shareholder value over the long term since the full breadth of the compensation package cannot be realized unless basic earnings per common share and the price of Common Stock increase over a number of years.

CEO Compensation

      The compensation of the CEO reflects the same elements as those used in determining the compensation of other corporate officers. The Committee also considers the leadership and effectiveness of the CEO in offering direction and strategic planning for the Company and in dealing with major corporate problems and opportunities. The CEO’s base salary in 2000 was increased in conjunction with the Company’s growth, the Company’s progress in executing its strategic plan, and the overall improvement of the Company’s profitability and prospects for continued growth.

      In accordance with the respective terms of the 1996 Short-Term Management Incentive Plan, a bonus of $756,960 was paid in 2001 for performance in 2000. During fiscal 2000, a performance share grant of 16,000 shares for the 2000-2002 Performance Period and stock options for 100,000 shares were awarded to Mr. Meyer under the 1997 Long-Term Incentive Plan. Mr. Meyer’s performance share grant is subject to the same performance targets outlined above. The stock option grant was made on the basis of market practice as determined by independent consultants, as described above.

The Personnel and Compensation Committee

James E. Perrella, Chairman

Joseph A. Pichler

Joseph A. Steger

Harry C. Stonecipher

SUMMARY COMPENSATION TABLE

			Annual Compensation (1)

					Other
					Annual
Name	Principal Position	Year	Salary ($)	Bonus ($)	Comp.($)

D. J. Meyer	Chief Executive Officer	2000	788,500	756,960	27,130
	Chief Executive Officer	1999	747,634	576,336	19,663
	Chief Executive Officer	1998	699,970	727,969	11,689

R. D. Brown	Chief Operating Officer	2000	441,668	344,501	11,361
	Chief Operating Officer	1999	321,834	155,060	8,992
	Chief Financial Officer	1998	276,600	179,790	2,244

H.J. Faig	Group Vice President	2000	344,670	214,880	13,061
	Group Vice President	1999	315,334	146,812	5,605
	Group Vice President	1998	298,870	194,266	1,647

J.R. Christie	Group Vice President	2000	312,500	196,334	10,371
	Vice President	1999	267,500	85,600	12,252
	Vice President	1998	252,900	97,538	788

R. P. Lienesch	Chief Financial Officer	2000	238,758	149,224	6,076
	Chief Financial Officer	1999	190,840	91,947	14,274
	Treasurer	1998	178,000	106,800	2,861

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Long-Term Compensation

	Awards		Payouts

		Shares
		Underlying		All Other
	Restricted	Stock	LTIP	Comp.
Name	Stock($)(2)	Options (#)	Payouts ($)	($)

D. J. Meyer	208,000	100,000	0	0
	394,733	70,000	0	0
	250,418	65,000	0	0

R. D. Brown	117,000	60,000	0	0
	110,581	54,000	0	0
	95,781	31,000	0	0

H.J. Faig	78,000	40,000	0	0
	110,581	24,000	0	0
	107,141	24,000	0	0

J.R. Christie	88,000	40,000	0	0
	93,884	15,000	0	0
	90,482	18,000	0	0

R. P. Lienesch	52,000	26,000	0	0
	49,603	22,000	0	0
	63,873	14,000	0	0

(1)	Includes amounts earned in fiscal year.

(2)	On February 6, 1998, February 5, 1999, February 4, 2000 and April 25, 2000, the Personnel and Compensation Committee of the Board of Directors made awards of performance share grants in the form of restricted stock, pursuant to the 1997 Long-Term Incentive Plan which stipulates certain performance targets be met during the three-year performance period. Mr. Meyer was awarded 8,884 shares (1998), 19,433 shares (1999) and 16,000 shares (2000); Mr. Brown was awarded 3,398 shares (1998), 5,444 shares (1999) and 9,000 shares (2000); Mr. Faig was awarded 3,801 shares (1998), 5,444 shares (1999) and 6,000 shares (2000); Mr. Christie was awarded 3,210 shares (1998), 4,622 shares (1999) and 6,000 shares in the year 2000 (4,000 shares on February 4, 2000 and 2,000 shares on April 25, 2000); Mr. Lienesch was awarded 2,266 shares (1998), 2,442 shares (1999) and 4,000 shares (2000). The values of these shares are based on the closing prices of $28.1875 (for the February 6, 1998 award), $20.3125 (for the February 5, 1999 award) and $13.00 and $18.00 (for the February 4, 2000 and April 25, 2000 awards, respectively). Dividends are paid on the restricted shares at the same time and the same rate as dividends are paid to the shareholders on unrestricted shares. The performance share grants are forfeited unless the compounded annual growth rate of the Company’s basic earnings per common share over the three-year performance period commencing January 1, 1998, for the 1998 grant; January 1,1999, for the 1999 grant and January 1, 2000, for the 2000 grant, is at least 12% (for 1998 and 1999) and 10% (for 2000). The performance share grants awarded in 1998, 1999 and 2000 are increased by a cash payment equal to 50% or 100% of the value of the associated performance share grant at the end of each period, if growth rates of basic earnings per common share of at least 15% or 18% (for 1998 and 1999) and 12% or 15% (for 2000), respectively, compounded annually, are achieved. The performance share grants awarded on February 6, 1998, for the 1998-2000 performance period were forfeited on January 22, 2001 because the earnings per share annual growth rate target of 12% was not attained. In the event that a change of control occurs during the performance period, the restricted stock will be forfeited, but the executive will receive a cash payment in an amount equal to 200% of the value of the restricted stock at the time of the change of control.

NOTE: The total number of restricted shares held by the listed officers and the aggregate market value at the end of the Company’s fiscal year are as follows: Mr. Meyer held 44,317 shares valued at $711,819.65; Mr. Brown held 17,842 shares valued at $286,578.20; Mr. Faig held 15,245 shares valued at $244,865.19; Mr. Christie held 13,832 shares valued at $222,169.58; and Mr. Lienesch held 8,708 shares valued at $139,867.90. Aggregate market value is based on the closing price of $16.062 at December 29, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

	Number of
	Securities	% of Total
	Underlying	Options			Grant
	Options	Granted to	Exercise		Date
	Granted	Employees in	or Base Price	Expiration	Present
Name	(#) (1)	Fiscal Year (2)	($/SH) (3)	Date	Value ($) (4)

D.J. Meyer	100,000	14.41%	$13.00	02/04/10	$380,000

R.D. Brown	60,000	8.65%	$13.00	02/04/10	$228,000

H.J. Faig	40,000	5.77%	$13.00	02/04/10	$152,000

J.R. Christie	31,000	4.47%	$13.00	02/04/10	$117,800
	9,000	1.30%	$16.75	04/25/10	$49,230

R.P. Lienesch	26,000	3.75%	$13.00	02/04/10	$98,800

(1)	Up to 25% of each stock option grant may be exercised beginning two years following the date of grant and an additional 25% may be exercised beginning in each subsequent year. The purchase price per share of common stock covered by an option is 100% of the fair market value on the grant date. Options expire 10 years after the date of the grant. In the event of a “change of control” of the Company, all outstanding stock options become immediately exercisable in full.

(2)	Based on 693,800 options granted to all employees in 2000.

(3)	Fair market value on the date of grant.

(4)	Black-Scholes Assumption Disclosure:

    The estimated grant date present value reflected in the above table is determined using the Black-Scholes model.

    The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the option grants reflected in the above table include the following:

•	Exercise prices on the option of $13.00 (for the February 4, 2000 grants) and $16.75 (for the April 25, 2000 grant), an amount equal to the fair market value of the underlying stock on the dates of grant;

•	An option term of 10 years;

•	An interest rate of 6.52% (for the February 4, 2000 grants) and 5.99% (for the April 25, 2000 grant), which represent the interest rates on a U.S. Treasury security on the dates of grants with maturity dates corresponding to those of the option terms;

•	Volatility of 38.4% (for the February 4, 2000 grants) and 39.90% (for the April 25, 2000 grant) was calculated using daily stock prices for the 36-month period prior to the grant dates;

•	Dividends at the rate of $0.48 per share representing the annualized dividends paid with respect to a share of common stock at the grant dates; and

•	Reductions of 13.2% (for the February 4, 2000 grants) and 13.22% (for the April 25, 2000 grant) to reflect the probability of forfeiture due to termination prior to vesting, and 7.65% (for the February 4, 2000 grants) and 8.34% (for the April 25, 2000 grant), to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date.

    The ultimate values of the options will depend on the future market price of the Company’s stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company’s common stock over the exercise price on the date the option is exercised.

AGGREGATED OPTION EXERCISES IN LAST YEAR

AND FISCAL YEAR-END OPTION VALUES

			Number of
			Securities Underlying		Value (1) of Unexercised,
	Number		Unexercised Options at		In-the-Money Options
	of Shares		Fiscal Year-End (#)		Held at Fiscal Year-End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)

D.J. Meyer	0	$0	411,250	263,750	$566,000	$325,000

R.D. Brown	0	$0	96,400	153,400	$40,650	$213,450

H.J. Faig	0	$0	128,000	99,750	$127,173	$130,000

J.R. Christie	0	$0	44,200	78,200	$0	$100,750

R.P. Lienesch	0	$0	52,050	69,050	$19,915	$90,650

(1)	Based on a fair market value (average of high and low market prices) of company stock on December 29, 2000, of $16.25.

PERFORMANCE GRAPH

Comparison of 5-Year Cumulative Total Shareholder Return  (1)

Milacron Inc., S&P 500 and S&P 500 Diversified Machinery

	S&P 500	S&P 500 Div. Machinery	Milacron Inc. Common Stock
12/95	100	100	100
12/96	122.9	124.55	84.68
12/97	163.85	164.71	102.16
12/98	210.58	137.12	77.56
12/99	254.83	162.1	63.74
12/00	231.62	155.54	68.82

(1)	Total shareholder return assumes $100.00 invested on December 31, 1995 and reinvestment of dividends on a quarterly basis. Market returns are adjusted for spin-offs for both the registrant and any peer group companies. The returns of each issuer in the peer group are weighted quarterly for stock market capitalization. If any member of the peer group is a foreign issuer and is not traded on a U.S. exchange, the market value is converted to U.S. dollars; however, returns only reflect the performance of the stock and not gains or losses due to currency fluctuations.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the independent auditors the auditors’ independence and considered the compatibility of nonaudit services (described under “Independent Auditors” below) with the auditors’ independence.

      The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held four meetings during 2000.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

      The Committee has recommended, and the Board has approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2001.

The Audit Committee

Harry A. Hammerly, Chairman

Darryl F. Allen

David L. Burner

Barbara Hackman Franklin

INDEPENDENT AUDITORS

      The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year 2001. While there is no legal requirement that the appointment of auditors be submitted to a vote of the shareholders, the Board of Directors believes that the appointment of auditors is of sufficient importance to justify shareholder ratification. In the event that the shareholders do not ratify the appointment, the Board of Directors will reconsider its appointment. Ratification of the appointment will require the affirmative vote of the holders of shares of the Common Stock and the Preferred Stock entitled to cast a majority of the total number of votes represented by the shares of such stock, voting together as a single class. Votes withheld as well as broker non-votes will be counted toward the establishment of the quorum, but will have no effect on the ratification of the appointment of the auditors.

      Fees paid to the independent auditors for the year 2000 were: Audit Fees -$825,000; Financial Information Systems Design and Implementation Fees — $0; and All Other Fees — $2,525,000 (consisting of Audit Related Fees — $669,000, Tax Services — $1,617,000, and Other Fees — $239,000). Audit Related Fees generally include fees for pension and statutory audits, business acquisitions, accounting consultations, and registration statements.

      A representative of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement, and will be available to answer appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT

THE SELECTION OF ERNST & YOUNG LLP BE RATIFIED

SHAREHOLDER PROPOSAL

      The Company has been notified that the following shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. Approval of the proposal will require the affirmative vote of the holders of shares of the Common Stock and the Preferred Stock entitled to cast a majority of the total number of votes represented by the shares of such stock, voting together as a single class. Votes withheld as well as broker non-votes will be counted toward the establishment of the quorum, but will have no effect on the approval of the proposal.

      The Board of Directors recommends a vote AGAINST this shareholder proposal.

      I, Stephen A. Sawzin, of 43 Fulton Street, Wilmington, Ohio 45177, being the owner of $2,000.00 or more of Company Stock, held over one year and to be held beyond the meeting date, present the following Proxy Proposal:

      “I propose and recommend that the Board of Directors consider reducing the base salaries of all Executive Officers, as well as discontinuing NQSO’s, ISO’s, Restricted Stock Awards and options or rights, etc. as stated in the 1997 Long Term Incentive Plan, including ’Separation Contracts’ after termination of any existing programs for Executive Officers, and that the retirement plan for Executive Officers be the same as regular employees as stated in the Company Employee Handbook.

      This proposal is limited to Executive compensation.”

      Reasons:

•	The SEC Rules of 1934, as amended, “do not allow shareowners participation in the determination of the amount of remuneration of Management or Directors”. However, it is permissible to ask shareowner approval of suggestions through the proxy ballot to enhance the value of shareowner investment. Were it not so, Management and Directors would have complete say in all matters, and the shareowners might as well not vote at all.

•	The Current 1997 Long Term Incentive Plan as amended in 2000 required a vote of approval of the shareowners. It is therefore appropriate for shareowners to request an amendment.

•	The Executive Officers are overpaid, with salary increases far beyond the percentage increases given to employees.

•	Options, rights, SAR’s, are available elsewhere, and a higher offer would induce current executives to leave, and therefore, current compensation does not necessarily retain and hold qualified persons.

•	Aligning with shareholder value is a repeated ploy to allow Executive Management to continually increase their take of shareholder assets. Shareholders get no options to purchase stock at previous lower rates, expecting stock values to increase, why should Executive Management?

•	Current management has destroyed a company that was world renowned in product development and technological innovation. All of that expertise has been sold with no residual rights to that investment made to employees, retirees, and shareowner investors.

•	Under current management there has been no development of new industries or products. They have only bought old companies that produce stagnate products and technologies. Therefore, there appears to be no shareholder confidence in the Company’s Executive Officers as evidence of low shareholder values since 1988.

•	That financially the return on sales of real profit has made no significant advancement given the fact that business sales has more than doubled since 1988, yet, profits as a percent of sales has only increased slightly or remained the same as compared to the history of the company. Therefore, the Executive Officers have not increased company or shareholder “value”.

      For the above reasons stated, I ask for your yes vote on this shareholder proposal.

Statement in Opposition to the Shareholder Proposal

      The Board of Directors of the Company recommends a vote “AGAINST” this proposal for the following reasons:

      The Board of Directors and management of the Company agree that maintaining the current compensation packages of its key employees is in the interest of the Company and its shareholders as a whole. The Board firmly believes that the current base salaries, severance agreements, retirement plans and incentive-based compensation programs adopted by the Company work together to provide a sound and balanced approach to compensation and the promotion of shareholder interests. Therefore, the Board does not agree that altering the current approach to employee compensation will serve the Company’s or the shareholders’ interests.

      This proposal would materially impair the Company’s ability to offer a competitive compensation package. The Company has implemented and maintained the 1997 Long Term Incentive Plan in order to align the interests of key employees with shareholders and to enable the Company to compete effectively in the marketplace for top managerial talent that is critical to the Company’s success. The Company needs such a package to retain and attract key employees. If adopted, the proposal would give every officer and key employee a financial incentive to leave the Company, thereby impairing the Company’s ability to carry on its business operations in an optimal manner.

      Accordingly, the Board of Directors recommends that you vote “AGAINST” this proposal, and your proxy will be so voted if the proposal is presented at the Annual Meeting unless you specify otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

AGAINST THE SHAREHOLDER PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 and related regulations require the Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock (“reporting persons”) to report their initial ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. All reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company’s review of the reports it has received, the Company believes that all reporting persons complied with all reporting requirements applicable to them with respect to transactions during 2000.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

      In order for shareholder proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s proxy material, they must be received by the Company at its principal office in Cincinnati, Ohio, prior to November 23, 2001. If any shareholder who intends to propose any other matter to be acted upon at the 2002 Annual Meeting of Shareholders does not inform the Company of such matter by February 6, 2002, the persons named as proxies for the 2002 Annual Meeting of Shareholders will be permitted to exercise discretionary authority to vote on such matter even if the matter is not discussed in the proxy statement for that meeting.

OTHER MATTERS

      The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the meeting. However, if any other matters come before the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters.

By order of the Board of Directors
MILACRON INC.

Hugh C. O’Donnell
Vice President, General Counsel and Secretary

Cincinnati, Ohio
March 23, 2001

EXHIBIT A

MILACRON INC.

Audit Committee Charter

      The Board of Directors of Milacron Inc. hereby constitutes and establishes an Audit Committee with authority, responsibility, and specific duties as described below.

Composition

      The Audit Committee shall be comprised of three or more Directors who are appointed annually by the Board, are independent of the management of the Company, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise, as the Board interprets such qualifications. One of the members shall be appointed Committee Chairman by the Board of Directors. A quorum of the Committee shall consist of at least fifty percent of the members.

Authority

      The Audit Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain outside counsel or persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

Responsibility

      The Audit Committee is to serve as a focal point for communication between the Board of Directors, the Director of Internal Audit, the independent auditors, and the Company’s management as their duties relate to financial accounting, reporting, organizational governance, and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and the sufficiency of auditing relative thereto. It is to be the Board’s principal agent for evaluating the quality of Internal Audit, the independence of the Company’s independent auditors, the integrity of management, and the adequacy of disclosures to shareholders. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

Meetings

      The Audit Committee is to meet at least two times each year. As necessary or desirable, the Chairman may request that members of management, the Director of Internal Audit, and representatives of the independent auditors be present at meetings of the Committee.

Minutes

      The minutes of each meeting are to be prepared and sent to Committee members for approval.

Specific Duties

      1.  Review the recommendation of the Company’s management for selection, retention, or discharge of the independent auditors for the ensuing year and recommend appointment of the independent auditors to the full Board of Directors.

      2.  Review, prior to the annual audit, the scope and general extent of the independent auditors’ audit examination. Review the extent of non-audit services provided by the independent auditors in relation to the objectivity and independence needed in the audit. The independent auditors’ fees are to be arranged with management and summarized for Committee review and approval. Review the degree of coordination with Internal Audit coverage and assess overall audit coverage.

      3.  Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company. The Committee shall also actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and shall recommend that the Board of Directors take appropriate action to ensure the independence of the auditors.

      4.  Review the Company’s annual financial statements with management and the independent auditors, and recommend to the Board that the statements be included in the Annual Report on Form 10-K. The review is to encompass:

•	The Company’s annual report to shareholders and Form 10-K, and certain other filings made with the Securities and Exchange Commission;

•	Significant transactions that are not a normal part of the Company’s operations;

•	The accounting and reporting policies and practices applied by the Company in preparing its annual and quarterly financial statements, along with the significant changes, if any, during the year. The Committee shall discuss with the independent auditor, the auditor’s judgments about the quality and acceptability of accounting principles applied in the Company’s financial reporting;

•	The process that management uses in formulating sensitive accounting estimates;

•	Any significant adjustments proposed by the independent auditors;

•	Any deficiencies noted by the independent auditors in the internal control structure; and

•	The Report of Independent Auditors.

      5.  Report each year, in the Company’s proxy statement, the extent and results of the Audit Committee’s review of the annual financial statements.

      6.  Review with the Director of Internal Audit the scope, staffing, independence, and audit schedule. The Committee shall review and approve any significant subsequent changes in the audit plan.

      7.  Review with the Company’s management, the Director of Internal Audit, and the independent auditors, the Company’s general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls. Review any recommendations of Internal Audit and the independent auditors with respect to accounting policies, internal controls, or other matters. Review with the Director of Internal Audit the significant findings, current status, and management’s corrective action as a result of internal audits.

      8.  Confirm with the Company’s management, the Director of Internal Audit, and the independent auditors that tests of compliance with significant Company policies including the Company’s process of assessing the risk of fraudulent financial reporting and the program established to monitor compliance with conflict of interest and other Code of Conduct guidelines.

      9.  Discuss with the independent auditors, the results of their review of the quarterly financial results and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

      10.  Review the Company’s investment policies and investment results for qualified plans.

      11.  Review the Company’s risk management activities with regards to insurance, tax, and legal matters.

      12.  When warranted in the judgment of the Committee, initiate any special investigations of compliance with federal, state, and local laws and regulations.

      13.  Meet privately and separately with the Director of Internal Audit and with the independent auditors as deemed appropriate and at least annually.

      14.  Review the Audit Committee Charter annually and request Board approval of proposed revisions to the Charter as needed. A copy of the Charter shall be included in the Company’s proxy statement at least once every three years.

      15.  Report to the Board of Directors on the results of performing the foregoing duties and submit to the Board any recommendations the Audit Committee may have.

      16.  Review any other relevant matters at the discretion of the Board of Directors or the Committee.

                                                               Appendix 1

This proxy when properly executed will be voted as directed     Please mark
by the undersigned participant.                                 your votes as
                                                                indicated in [X]
If no direction is made, this proxy will be voted "FOR" all     this example
the nominees for director listed in item (1) below, "FOR"
item (2) and "AGAINST" item (3) below.                             VOTES

The Board of Directors recommends a vote FOR Items 1 and 2.
1. Election of Directors
   Nominees for three-year terms:       FOR all nominees           WITHHOLD
   01 - Harry A. Hammerly               (except as marked         AUTHORITY
   02 - Daniel J. Meyer                 to the contrary)       for all nominees
   03 - Joseph A. Steger                      [ ]                     [ ]

   (To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

   ----------------------------------------------

2. Ratification of appointment of                 FOR      AGAINST      ABSTAIN
   Ernst & Young LLP as independent auditors      [ ]        [ ]          [ ]

The Board of Directors recommends a vote AGAINST Item 3.

3. Shareholder proposal on                        FOR      AGAINST      ABSTAIN
   executive compensation                         [ ]        [ ]          [ ]

                      Dated                                ,  2001
                            -------------------------------

                     ----------------------------------------------
                               Signature of Shareholder

                     ----------------------------------------------
                       Signature of Shareholder (if held jointly)

                     Please sign your name exactly as it appears
                     hereon. When signing as attorney, executor,
                     administrator, trustee or guardian, please give
                     your full title as such. If a corporation,
                     please sign in full corporate name by
                     authorized officer. If a partnership, please
                     sign in partnership name by authorized person.
                     A proxy for shares held jointly by two or more
                     persons should be signed by all.

                     PLEASE COMPLETE, DATE, SIGN AND RETURN IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             *FOLD AND DETACH HERE *
--------------------------------------------------------------------------------

               Please remove this portion before returning proxy.

MILACRON INC.                                                   PROXY
2090 Florence Avenue         This Proxy is solicited on behalf of the
Cincinnati, Ohio 45206                 Board of Directors

       Proxy for Annual Meeting of Shareholders To be Held April 24, 2001

     Darryl F. Allen, Harry A. Hammerly and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual
Meeting of Shareholders to be held April 24, 2001, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive compensation.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                             * FOLD AND DETACH HERE *

This proxy when properly executed will be voted as directed     Please mark
by the undersigned participant.                                 your votes as
                                                                 indicated in [X]
If no direction is made, this proxy will be voted "FOR" all     this example
the nominees for director listed in item (1) below, "FOR"          VOTES
item (2) and "AGAINST" item (3) below.

The Board of Directors recommends a vote FOR Items 1 and 2.

1. Election of Directors
   Nominees for three-year terms:         FOR all nominees               WITHHOLD
   01 - Harry A. Hammerly                 (except as marked             AUTHORITY
   02 - Daniel J. Meyer                   to the contrary)           for all nominees
   03 - Joseph A. Steger                       [ ]                         [ ]

(To withhold authority to vote for any
individual nominee, write that nominee's
name in the space below.)

---------------------------------------------

2. Ratification of appointment of                FOR      AGAINST     ABSTAIN
   Ernst & Young LLP as independent auditors     [ ]        [ ]         [ ]

The Board of Directors recommends a vote AGAINST Item 3.

3. Shareholder proposal on                       FOR      AGAINST     ABSTAIN
   executive compensation                        [ ]        [ ]         [ ]

                               Dated                                  ,  2001
                                    ---------------------------------

                               ----------------------------------------------
                                        Signature of Shareholder

                               ----------------------------------------------
                                Signature of Shareholder (if held jointly)

                                Please sign your name exactly as it
                                appears hereon. When signing as
                                attorney, executor, administrator,
                                trustee or guardian, please give your
                                full title as such. If a corporation,
                                please sign in full corporate name by
                                authorized officer. If a partnership,
                                please sign in partnership name by
                                authorized person. A proxy for shares
                                held jointly by two or more persons
                                should be signed by all.

                                PLEASE COMPLETE, DATE, SIGN AND RETURN IN
                                THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *

               Please remove this portion before returning proxy.

MILACRON INC.                                                      PROXY
2090 Florence Avenue            This Proxy is solicited on behalf of the
Cincinnati, Ohio 45206                    Board of Directors

Proxy for Annual Meeting of Shareholders To be Held April 24, 2001

   Darryl F. Allen, Harry A. Hammerly and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual
Meeting of Shareholders to be held April 24, 2001, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive compensation.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

This proxy when properly executed will be voted as             Please mark
directed by the undersigned participant.                       your votes as
                                                               indicated in [X]
If no direction is made, this proxy will be voted "FOR" all    this example
the nominees for director listed in item (1) below, "FOR"         VOTES
item (2) and "AGAINST" item (3) below.

The Board of Directors recommends a vote FOR Items 1 and 2.
1. Election of Directors
   Nominees for three-year terms:         FOR all nominees             WITHHOLD
   01 - Harry A. Hammerly                 (except as marked           AUTHORITY
   02 - Daniel J. Meyer                   to the contrary)        for all nominees
   03 - Joseph A. Steger                       [ ]                        [ ]

   (To withhold authority to vote for any
   individual nominee, write that
   nominee's name in the space below.)

   ----------------------------------------------

2. Ratification of appointment of                 FOR      AGAINST     ABSTAIN
   Ernst & Young LLP as independent auditors      [ ]        [ ]         [ ]

The Board of Directors recommends a vote AGAINST Item 3.

3. Shareholder proposal on                        FOR      AGAINST     ABSTAIN
   executive compensation                         [ ]        [ ]         [ ]

                             Dated                                  ,  2001
                                  ---------------------------------

                             ----------------------------------------------
                                      Signature of Shareholder

                             ----------------------------------------------
                              Signature of Shareholder (if held jointly)

                             Please sign your name exactly as it appears
                             hereon. When signing as attorney, executor,
                             administrator, trustee or guardian, please give
                             your full title as such. If a corporation,
                             please sign in full corporate name by
                             authorized officer. If a partnership, please
                             sign in partnership name by authorized person.
                             A proxy for shares held jointly by two or more
                             persons should be signed by all.

                             PLEASE COMPLETE, DATE, SIGN AND RETURN IN
                             THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

               Please remove this portion before returning proxy.

MILACRON INC.                                                  PROXY
2090 Florence Avenue          This Proxy is solicited on behalf of the
Cincinnati, Ohio 45206                  Board of Directors

       Proxy for Annual Meeting of Shareholders To be Held April 24, 2001

    Darryl F. Allen, Harry A. Hammerly and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual
Meeting of Shareholders to be held April 24, 2001, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive compensation.

IMPORTANT VOTING INSTRUCTIONS: A shareholder who has been a continuous beneficial owner since February 1, 1998 is entitled to ten votes for each such share PROVIDED the following certification is completed. By signing, the undersigned: (A) instructs that this proxy be voted as marked and (B) certifies that beneficial ownership of Common Shares has been continuous as follows:

                          Date Shares Acquired      Number of Shares

                         Prior to February 2, 1998
                                                       -----------
                          After February 1, 1998
                                                       -----------
                            TOTAL SHARES
                                                       -----------

If no certification is made, it will be deemed that beneficial ownership of all
Common Shares occurred after February 1, 1998.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                              * FOLD AND DETACH HERE *

This proxy when properly executed will be voted as            Please mark
directed by the undersigned participant.                      your votes as
                                                               indicated in [X]
If no direction is made, this proxy will be voted "FOR" all    this example
the nominees for director listed in item (1) below, "FOR"         VOTES
item (2) and "AGAINST" item (3) below.

The Board of Directors recommends a vote FOR Items 1 and 2.
1. Election of Directors
   Nominees for three-year terms:         FOR all nominees            WITHHOLD
   01 - Harry A. Hammerly                 (except as marked          AUTHORITY
   02 - Daniel J. Meyer                   to the contrary)         for all nominees
   03 - Joseph A. Steger                        [ ]                      [ ]

   (To withhold authority to vote for any
   individual nominee, write that
   nominee's name in the space below.)

---------------------------------------------------

2. Ratification of appointment of                 FOR      AGAINST     ABSTAIN
   Ernst & Young LLP as independent               [ ]        [ ]         [ ]
   auditors

The Board of Directors recommends a vote AGAINST Item 3.

3. Shareholder proposal on                        FOR      AGAINST     ABSTAIN
   executive compensation                         [ ]        [ ]         [ ]

                               Dated                                  ,  2001
                                    ---------------------------------

                               ----------------------------------------------
                                        Signature of Participant

                               ----------------------------------------------
                               Please sign your name exactly as it appears
                               hereon.

                               PLEASE COMPLETE, DATE, SIGN AND RETURN IN
                               THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

               Please remove this portion before returning proxy.

                                  MILACRON INC.

  Voting Direction for Annual Meeting of Shareholders to be held April 24, 2001

                  To: Vanguard Fiduciary Trust Company, Trustee

As a Participant in the Aeroquip-Vickers Savings and Profit Sharing Plan, I
hereby direct Vanguard Fiduciary Trust Company, Trustee, to exercise the votes attributable to the shares of common stock allocated to my account in accordance with my directions on the reverse side, at the Annual Meeting of Shareholders to be held April 24, 2001, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive compensation.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                              * FOLD AND DETACH HERE *

This proxy when properly executed will be voted as            Please mark
directed by the undersigned participant.                      your votes as
                                                               indicated in [X]
If no direction is made, this proxy will be voted "FOR" all    this example
the nominees for director listed in item (1) below, "FOR"         VOTES
item (2) and "AGAINST" item (3) below.

The Board of Directors recommends a vote FOR Items 1 and 2.
1. Election of Directors
   Nominees for three-year terms:         FOR all nominees            WITHHOLD
   01 - Harry A. Hammerly                 (except as marked          AUTHORITY
   02 - Daniel J. Meyer                   to the contrary)         for all nominees
   03 - Joseph A. Steger                        [ ]                      [ ]

   (To withhold authority to vote for any
   individual nominee, write that
   nominee's name in the space below.)

---------------------------------------------------

2. Ratification of appointment of                 FOR      AGAINST     ABSTAIN
   Ernst & Young LLP as independent               [ ]        [ ]         [ ]
   auditors

The Board of Directors recommends a vote AGAINST Item 3.

3. Shareholder proposal on                        FOR      AGAINST     ABSTAIN
   executive compensation                         [ ]        [ ]         [ ]

                               Dated                                  ,  2001
                                    ---------------------------------

                               ----------------------------------------------
                                        Signature of Participant

                               ----------------------------------------------
                               Please sign your name exactly as it appears
                               hereon.

                               PLEASE COMPLETE, DATE, SIGN AND RETURN IN
                               THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

               Please remove this portion before returning proxy.

                                  MILACRON INC.

  Voting Direction for Annual Meeting of Shareholders to be held April 24, 2001

                   To: Putnam Fiduciary Trust Company, Trustee

As a Participant in the Milacron Performance Dividend and Savings Plan, I hereby direct Putnam Fiduciary Trust Company, Trustee, to exercise the votes attributable to the shares of common stock allocated to my account in accordance with my directions on the reverse side, at the Annual Meeting of Shareholders to be held April 24, 2001, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive compensation.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                             * FOLD AND DETACH HERE *

This proxy when properly executed will be voted as directed     Please mark
by the undersigned participant.                                 your votes as
                                                                 indicated in [X]
If no direction is made, this proxy will be voted "FOR" all     this example
the nominees for director listed in item (1) below, "FOR"          VOTES
item (2) and "AGAINST" item (3) below.

The Board of Directors recommends a vote FOR Items 1 and 2.

1. Election of Directors
   Nominees for three-year terms:         FOR all nominees               WITHHOLD
   01 - Harry A. Hammerly                 (except as marked             AUTHORITY
   02 - Daniel J. Meyer                   to the contrary)           for all nominees
   03 - Joseph A. Steger                       FOR                       WITHOLD
                                               [ ]                         [ ]

(To withhold authority to vote for any
individual nominee, write that nominee's
name in the space below.)

---------------------------------------------

2. Ratification of appointment of                FOR      AGAINST     ABSTAIN
   Ernst & Young LLP as independent auditors     [ ]        [ ]         [ ]

The Board of Directors recommends a vote AGAINST Item 3.

3. Shareholder proposal on                       FOR      AGAINST     ABSTAIN
   executive compensation                        [ ]        [ ]         [ ]

                               Dated                                  ,  2001
                                    ---------------------------------

                               ----------------------------------------------
                                        Signature of Shareholder

                               ----------------------------------------------
                                Signature of Shareholder (if held jointly)

                                Please sign your name exactly as it
                                appears hereon. When signing as
                                attorney, executor, administrator,
                                trustee or guardian, please give your
                                full title as such. If a corporation,
                                please sign in full corporate name by
                                authorized officer. If a partnership,
                                please sign in partnership name by
                                authorized person. A proxy for shares
                                held jointly by two or more persons
                                should be signed by all.

                                PLEASE COMPLETE, DATE, SIGN AND RETURN IN
                                THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *

               Please remove this portion before returning proxy.

MILACRON INC.                   PROXY FOR PREFERRED STOCK ONLY
2090 Florence Avenue            This Proxy is solicited on behalf of the
Cincinnati, Ohio 45206                    Board of Directors

Proxy for Annual Meeting of Shareholders To be Held April 24, 2001

   Darryl F. Allen, Harry A. Hammerly and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual
Meeting of Shareholders to be held April 24, 2001, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive compensation.

                  (Continued and to be signed on reverse)

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *